Investor Presentation Fall 2022

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among other, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share; the potential dilutive effect of our common share offerings. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1

92% 2% 6% Warehouse Third-Party Managed Transportation 77% 12% 11% Warehouse Third-Party Managed Transportation Company Snapshot Note: Figures as of June 30, 2022, unless otherwise indicated (1) Includes 14 ground leased assets (2) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Based on COLD share price of $32.20 as of August 10, 2022 (4) Represents share of Revenues and NOI from Global Warehouse Segment (5) Amount includes one month of Core EBITDA from the ColdCo acquisition, two months of Core EBITDA from the Newark Facility Management acquisition and 4.5 months of Core EBITDA from the Lago Cold Stores acquisition prior to Americold’s ownership of the respective acquired entities. Additionally, this amount includes facility lease expense for 10 months for Gdynia and 5 months for Denver prior to lease- buyout (6) Segment contribution refers to segment’s revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income (“NOI”) Portfolio Overview LTM 6/30/22 Segment Breakdown Revenue Contribution / NOI (6) LTM 6/30/22 TOTAL REVENUE $2,861mm LTM 6/30/22 TOTAL CONTRIBUTION (NOI) $644mm Warehouses 249 Ownership Type 192 owned (1), 48 capital / operating leased, 9 managed Total Capacity 1.5bn cubic feet / 48mm square feet Average Facility Size 5.9mm cubic feet / 194K square feet Geographic Operations North America, Europe, Asia- Pacific and South America Estimate of N.A. Market Share 18.1% (2) Number of Customers 4,400+ Number of Pallet Positions ~5.4mm World’s largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses $11.9bn Total Enterprise Value (3) $477mm LTM PF Core EBITDA (5) Equity Market Cap (3)$8.8bn $0.88 2Q22 Annualized Dividend per Share Financial Highlights 11.7% / 2.3% YTD Total Revenue / NOI Growth Rate (4) 2

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Transportation Warehouse Third-Party Managed Warehouse NOI Third-Party Managed Transportation Integrated Operations Overview (1) LTM figures as of June 30, 2022 Th ird -P ar ty M an ag ed W ar eh ou se (S to ra ge a nd H an dl in g)  Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income  Comprehensive value-add services  Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors  Management of customer-owned warehouses  Warehouse management services provided at customer- owned facilities  Operating costs passed through to customers  Asset-light consolidation, management and brokerage services  Complements warehouse segment  Enhances customer retention and drives warehouse storage and occupancy  Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold’s scale Segment Overview Select Customers % of Contribution (1) Tr an sp or ta tio n 2% 6% 92% Clearfield Distribution Facility – Clearfield, UT Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy 4

# of Facilities 202 27 18 2 249 Square Feet (mm) 42.1 3.8 2.2 0.2 48.3 Cubic Feet (mm) 1,267 121 77 10 1,475 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of June 30, 2022. Figures do not include Americold’s South American JV investments in SuperFrio, Comfrio Soluções Logística and the LATAM JV Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing 6 Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 10.6% 2,701 ~424 2 5.8% (4) 1,475 (4) 249 3 US Cold Storage, Inc. 1.6% 406 ~40 4 NewCold Advanced Cold Logistics 0.8% 215 ~15 5 Nichirei Logistics Group, Inc. 0.8% 199 ~138 6 Interstate Warehousing, Inc. 0.5% 116 ~8 7 Frialsa Frigorificos 0.4% 109 ~23 8 VX Cold Chain Logistics 0.4% 98 ~20 9 Constellation Cold Logistics 0.3% 88 ~20 10 Superfrio Logistica Frigorificada 0.3% 76 ~38 TOTAL (6) 21.6% 5,482 Note: Americold portfolio figures as of June 30, 2022. Number of facilities estimated as per publically available information. Figures may not sum due to rounding (1) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (2) 2022 IARW Global Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Figures for Lineage Logistics reflect the announced acquisition of Versacold (4) Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística (5) Reflects number of locations (6) The remaining 42.0% and 78.4% of the North American and global markets consist of ~2.9bn cubic feet and ~19.9bn cubic feet, respectively Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 27.7% 1,936 ~274 2 18.1% 1,267 202 3 US Cold Storage, Inc. 5.8% 406 ~40 4 Interstate Warehousing, Inc. 1.7% 116 ~8 5 Conestoga Cold Storage 0.9% 64 ~5 6 Congebec Logistics, Inc. 0.9% 61 ~12 7 RLS Logistics 0.8% 59 ~16 8 Burris Logistics 0.8% 59 ~8 9 NewCold Advanced Cold Logistics 0.7% 48 ~3 10 Confederation Freezers – Brampton 0.5% 34 ~8 (5) TOTAL (6) 58.0% 4,050 North American Market (1) Global Market (2) Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

7 20% 17% 13% 8% 7% 6% 5% 5% 5% 5% 4% 2% 2% 1% RetailPackaged Foods Poultry Dairy Potatoes Other Pork Fresh Produce Frozen Produce Beef Bakery Seafood Distributors Beverage 80% 9% 11% 1% North America Europe Asia-Pacific South America 44% 29% 26% 1% Distribution Production Advantaged Public Warehouse Facility Leased 51% 24% 25% Distribution Production Advantaged Public Warehouse Facility Leased 1% Highly Diversified Business Model Produces Stable Cash Flows 19% 31% 26% 25% WestEast Central Southeast U.S. WarehouseGlobal Warehouse LTM 6/30/22 WAREHOUSE REVENUE LTM 6/30/22 WAREHOUSE REVENUE LTM 6/30/22 TOTAL U.S. WAREHOUSE REVENUE LTM 6/30/22 WAREHOUSE REVENUE LTM 6/30/22 WAREHOUSE CONTRIBUTION (NOI) Pro Forma Global Geographic Diversity (1) Pro Forma Warehouse Type Pro Forma Commodity Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends ~78% of Revenue from Food Manufacturers and ~20% from Retailers (2) (3) (4) Note: June 30, 2022 LTM Revenue and NOI pro forma for 2021 acquisitions. Figures may not sum due to rounding (1) Diversification based on warehouse segment revenues for the twelve months ended June 30, 2022 (2) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs (3) Distributors reflects a broad variety of product types from distribution customers (4) Retail reflects a broad variety of product types from retail customers

25 largest customers account for approximately 48% (3) of warehouse revenues, with no customer generating more than 6% (3) of revenues Long-Standing Relationships with Top 25 Customers (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of Q2 2022 (3) Based on LTM warehouse revenues as of June 30, 2022. Amount includes one month of warehouse revenue from the ColdCo acquisition, two months of warehouse revenue from the Newark Facility Management acquisition and 4.5 months of warehouse revenue from the Lago Cold Stores acquisition prior to Americold’s ownership of the respective acquired entities Have been with Americold for an average of ~35 years 14 customers are investment grade (2) 100% utilize multiple facilities 96% utilize technology integration 92% utilize value-add services 88% utilize committed contracts or leases 60% are in fully dedicated sites 48% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 8

76% 75% 76% 70% 70% 74% 73% 71% 69% 72% 77% 75% 70% 69% 81% 80% 72% 71% 77% 76% 72% 70% 80% 79% 81% 77% 77% 77% 77% 78% 75% 77% 81% 79% 77% 76% 84% 83% 79% 78% 80% 80% 79% 77% '18 '19 '20 '21 '22 '18 '19 20 '21 '22 '18 '19 '20 '21 18 '19 '20 '21 '18 '19 '20 21 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 9 COVID COVID COVID COVID COVID

45% 47% 46% 39% 41% 42% 42% 44% 43% 55% 53% 54% 61% 59% 58% 58% 56% 57% $1,519 $1,539 $1,635 $1,995 $2,016 $2,115 $2,167 $2,199 $2,204 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ⁽⁴⁾ 41% 42% 41% 36% 39% 39% 39% 40% 41% 59% 58% 59% 64% 61% 61% 61% 60% 59% $659 $666 $692 $854 $854 $884 $907 $919 $936 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ⁽⁴⁾ Growing Committed Revenue in Warehouse Portfolio Note: Revenues represent LTM figures. Dollars in millions (1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of June 30, 2022 (2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended June 30, 2022 (3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2022 (4) Based on LTM warehouse revenues as of June 30, 2022. Amount includes one month of warehouse revenue from the ColdCo acquisition, two months of warehouse revenue from the Newark Facility Management acquisition and 4.5 months of warehouse revenue from the Lago Cold Stores acquisition prior to Americold’s ownership of the respective acquired entities  Fixed storage committed contracts and leases currently represent: o 41% of warehouse rent and storage revenues (1) and o 43% of total warehouse segment revenues (2)  7-year weighted average stated term (3)  3-year weighted average remaining term (3)  As of June 30, 2022, we had entered into at least one fixed commitment contract or lease with 22 of our top 25 warehouse customers  The scope and breadth of our network positions us to continue to increase our fixed storage commitments  Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold’s commercialization standards Annualized Committed Rent & Storage Revenue (1) Other Rent & Storage Revenue Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2) Other Warehouse Segment Revenue Total Warehouse Rent & Storage Revenue Total Warehouse Segment Revenue Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases 10

$324 $338 $387 $438 $538 $570 $24 $37 $61 $82 $48 $23 $348 $375 $448 $520 $586 $593 2017A 2018A 2019A 2020A 2021A LTM 6/30/22 Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2017A – LTM 6/30/22 CAGR Actual $ Constant Currency (1) 16.3% 17.1% 15.6% 16.5% (0.8%) (3.0%) 13.3% 14.3% 2017A – LTM 6/30/22 CAGR Actual $ Constant Currency (1) 30.4% 31.8% 32.5% 28.1% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 14.7% 15.8%Rent & Storage 12.6% 13.4%Total Since 2017, NOI mix from Rent & Storage has grown from 93% to over 96% today (1) On a constant currency basis relative to fiscal year 2017 foreign currency exchange rates 33.6% 11 $502 $515 $583 $666 $876 $931 $644 $662 $795 $883 $1,209 $1,271 $1,146 $1,177 $1,377 $1,549 $2,085 $2,202 2017A 2018A 2019A 2020A 2021A LTM 6/30/22 Rent & Storage Warehouse Services 26.9%

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of June 30, 2022. Illustrative representation scaled to $1. Future results may vary. Figures may not sum due to rounding. (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.45) Other Facility Costs Ex pe ns es Re ve nu es Rent & Storage Warehouse Services Total Warehouse = $0.42 $0.58 $1.00 Other Services Costs ($0.12) ($0.06) ($0.10) ($0.45) ($0.12) + $0.26 $0.01 $0.27 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 61% 2% 27%N O I – – – – Margin: % WH Total: 96% 4% 100% 12

Disciplined Growth Strategy Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities  Signifies COLD has and continues to capitalize on these growth opportunities Global Food Producers and Retailers Outsourcing & Sale- Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3  Underwriting & Contract Standardization 2  Rate Escalations / Occupancy Increases 1  Customer-Specific Build-to-Suit & Market-Driven Development 4  Redevelopment & Existing Site Expansion 5  Industry Consolidation 6  Geographic Expansion into New Markets 7  External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 13 

65.5% 66.2% 67.0% 66.8% 65.7% 61.9% 61.9% 4.0% 5.8% 6.9% 9.3% 8.7% 4.5% 4.6% 30.9% 32.1% 32.6% 34.1% 32.6% 28.8% 28.9% 2017 2018 2019 2020 2021 1Q22 2Q2289% 5% 6% 213 12 15 240 9.5% 7.4% 5.1% 5.6% (5.8%) (3.6%) 3.1% 2017 2018 2019 2020 2021 1Q22 2Q22 5.8% 3.9% 3.5% 2.3% 0.3% 6.0% 8.1% 2017 2018 2019 2020 2021 1Q22 2Q22 Same Store NOI Margin Organic Growth Initiatives Have Driven Stable Same Store Performance 14 Actual $ Growth % TOTAL COLD WAREHOUSE FACILITIES Total SS Warehouse SS Rent & Storage SS Warehouse Services Legacy COLD Same Store Acquired Non-Same Store Legacy COLD Non-Same Store Non-Same Store Same Store Note: Figures as of June 30, 2022, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period (1) 2022 full year guidance is 3% - 5% (2) 2022 full year guidance is (200) – 0 bps higher than associated revenue Historical same store performance is the culmination of active asset management, our integrated network and market position and the replacement of legacy customer agreements with new contracts implementing our Commercial Business Rules Total Same Store Warehouse NOI GrowthSame Store Warehouse Revenue Growth 2Q 2022 Same Store Portfolio Historically expected to range between 2% – 4% on a constant currency basis (1) Historically expected to range 100 – 200 bps higher than associated SS revenue (2) Constant Currency $ Growth % Constant Currency $ Growth % Actual $ Growth % 2.9%6.1% 6.9%9.8%1.9% 3.9%1.9% 5.3%1.3% (4.9%) Results since 2020 have been impacted by unprecedented COVID-related supply chain and labor disruptions; successful pricing and labor initiatives have yielded positive results COVID Timeframe COVID Timeframe 4.5% (4.7%) COVID Timeframe 5.9% 1.6%

Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% 24% 25% 25% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 2021 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 25% 23% 25% 27% 25% 24% 25% 26% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI 2021 NOI  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to COVID-19, same store metrics show consistent seasonal trends (1) (1) 2020 and 2021 seasonality impacted by COVID-19 and has varied from historic norms 15

Expansion and Development Overview 16 (1) As of June 30, 2022; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate (2) Cost to date through June 30, 2022; projects are substantially complete. Additional spending may be incurred for residual cost and retainage. Exchange rates as of June 30, 2022 (3) Based on midpoint of estimated NOI ROIC (4) Reflects midpoint of Management’s estimated cost range to complete as of June 30, 2022 (5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all Expected to initiate $100 million to $200 million of new development starts in 2022 Existing Sites for Future Expansion Expansion Opportunities 730+ acres of excess developable land In current portfolio Customer- Specific Market- Demand + Estimated Cost to Complete (4) ~$126mm ~$427mm spent / ~$553mm total (4 Expansions / 3 Developments) 55.7mm Cu Ft ~177,000 Pallets Estimated Investment $1bn+ Under Construction Current Development Pipeline (5) Expansion and Development Opportunities (1) Dublin, Ireland Atlanta 2, GA Plainville, CT Lancaster, PA Russellville, AR Spearwood, Australia  Includes both customer-specific and market-demand  Global opportunities  Greenfield developments and expansions  Automated and conventional facilities  Food manufactures and retail customers Barcelona Recently Completed / Ramping to Stabilization Rochelle, IL Columbus, OH Savannah, GA Atlanta, GA Auckland, NZ Lurgan, N. Ireland Total Estimated Cost ⁽²⁾ ~$416mm Total Estimated Stabilized NOI (3) ~$42mm Dunkirk, NY Calgary, Canada Highlighted Projects Completed within the last 18 months and represent ~$230mm of Cost ⁽²⁾ and ~$26mm of NOI (3)

Development of Two Automated Facilities for Ahold Delhaize  COLD is building two automated, retail fulfillment centers for Ahold Delhaize USA (“ADUSA”) that will serve ~750 stores in the Northeast and Mid-Atlantic US – Upon completion, ADUSA will become a top 25 customer – Ahold Delhaize is the 2nd largest grocer in the world with strong investment grade ratings (S&P: BBB / Moody's: Baa1) (1)  ~$333mm of total development capital investment (2)  Construction commenced in 2Q20 and is expected to fully stabilize in Q2 2024 and Q3 2024  Provides long-term infrastructure for a top grocer in the US  20-year commitment with highly attractive returns – 10-12% expected stabilized NOI ROIC for both sites  Grocery retail remains mission-critical in a post COVID-19 world Strategic Rationale Development Overview New Ahold Delhaize Facilities Existing COLD Warehouse Facilities Ahold Delhaize Dedicated Facility Lancaster, PA Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved (1) Ratings as of Q2 2022 (2) Reflects midpoint of Management’s estimated cost range to complete as of June 30, 2022 MD VA CTPA NY NJ Facilities Plainville, CT and Lancaster, PA Clear Height ~130 feet Total Cubic Feet ~23.5mm cubic feet Total Pallet Positions ~59K pallet positions Developments at a Glance The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector 17

Russellville, AR Expansion for Conagra Brands The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer  COLD is expanding its Russellville, Arkansas facility for a total of ~$92mm in a dedicated build for Conagra Brands (1) – Construction started during Q4 2020 and is expected to fully stabilize in Q3 2024 – Expected to generate stabilized NOI ROIC of ~10%-12%  Conagra Brands (NYSE: CAG) is one of North America’s leading branded food companies – CAG is a top tier strategic customer – COLD has served CAG for decades in multiple locations – CAG is rated BBB-/Baa3/BBB- by S&P, Moody’s, Fitch (2) Expansion Overview Expansion at a Glance (1) Reflects midpoint of Management’s estimated cost range to complete as of June 30, 2022 (2) Ratings as of Q2 2022 Clear Height ~130 feet Cubic Feet ~13mm cubic feet Pallet Positions ~42K pallet positions 18

$367 $419 $350 $400 $200 $194 $375 $270 $384 – – – – 7% 26% 16% 14% 12% 14% – 12% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Revolver Balance ⁽¹⁾ Delayed Draw Term Loan Unsecured Term Loan A-1 ⁽²⁾ Unsecured Term Loan A-2 (CAD) Series A 4.68% Unsecured Notes Series B 4.86% Unsecured Notes Series C 4.10% Unsecured Notes Series D 1.62% Unsecured Notes Series E 1.65% Unsecured Notes % of Debt Maturing 7% 93% Cash $53 Revolver Availability $744 $0.8bn Well-Laddered Balance Sheet with Significant Liquidity  Significant Liquidity: ~$0.8bn (3) – $744mm Undrawn Senior Unsecured Revolving Credit Facility  Interest Rate: Base Rate + 85 bps  Minimal near-term debt maturities 8% 92% $267 Secured $2,960 Unsecured $3.2bn Rate TypeDebt Type  Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody’s) TOTAL LIQUIDITY Total Debt Profile Liquidity Note: Dollars in millions. Figures based on company filings as of June 30, 2022 pro forma for $266mm 2013 Mortgage Loans (CMBS) and $200mm revolver paydown. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding (1) Revolver maturity date assumes the exercise of two six month extension options (2) Term Loan maturity date assumes the exercise of two 12-month extension options (3) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letter of credit and ~$22mm of restricted cash (4) In August 2022, Company entered into pay fixed swaps for $470mm USD and $250mm CAD Real Estate Debt Maturity As of 6/30/2022 Pro Forma TOTAL DEBT TOTAL DEBT 19 COLD maintains a strong liquidity position and a well-laddered maturity profile (4) In August, COLD upsized and extended its new, sustainability-linked unsecured credit facilities  Entered into floating to fixed interest rate swaps and COLD’s debt is 83% fixed rate  COLD’s debt structure is 92% unsecured  Increased liquidity by $200 million by upsizing the U.S. dollar term loan A-1 facility  Extended weighted average debt duration with no real estate debt maturities until 2026  Reduced cost of capital repaying 5.7% secured CMBS debt with 4.1% unsecured term loan debt  Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings $559 Floating $2,668 Fixed 17% 83% $3.2bn

8.8% 4.6% 10.1% 4.4% 9.7% 4.8% 9.3% 4.7% 0.7% 7.6% 0.9% 6.6% 0.8% 5.2% 0.9% 7.9% 0.7% 0.8% 0.8% 1.1% 10.3% 12.3% 11.8% 11.0% 11.3% 10.0% 11.3% 12.6% Recurring Capex ⁽¹⁾ R&M Expense ⁽²⁾ Recurring Capex ⁽¹⁾ R&M Expense ⁽²⁾ Recurring Capex ⁽¹⁾ R&M Expense ⁽²⁾ Recurring Capex ⁽¹⁾ R&M Expense ⁽²⁾ Real Estate Personal Property Information Technology Strategic Investment Approach to Maintain a High-Quality Portfolio Note: Dollars in millions. Figures may not sum due to rounding (1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software. Maintenance capital expenditures do not include acquisition costs contemplated when underwriting the purchase of a building or costs which are incurred to bring a building up to Americold’s operating standards (2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries 2018A 2019A 2020A (Capitalized) (Expensed – P/L) Total Spend $96mm Total Spend $115mm Total Spend $123mm As a % of Total Warehouse NOI before R&M Expense Maintenance and capital expenditures ensure that our temperature-controlled warehouses meet the “mission-critical” role they serve in the cold chain 2021A (Capitalized) (Expensed – P/L) (Capitalized) (Expensed – P/L) (Capitalized) (Expensed – P/L) Total Spend $161mm 20

Commitment to Environmental, Social and Governance Initiatives 21 Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 203 facilities  Completed LED lighting conversions at 179 facilities  Noteworthy fast door implementation savings  Awarded Newsweek’s America’s Most Responsible Companies List 2022  Food Logistics magazine’s Top Green Service provider for last four years  Inaugural overall 2021 GRESB score of 63, which is higher than peer average  15 active Solar projects and 10 active Rainwater Harvesting projects  Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings Social initiatives  Core Mission: Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched a partnership with Feed the Children and Kraft Heinz to defeat hunger Shareholder-friendly corporate governance  Eight of nine board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations

Commitment to Environmental, Social and Governance Initiatives 22 Certified by the GCCA Energy Excellence Recognition Program: 41 sites newly certified in 2021 203 TOTAL SITES Saved at Americold owned and Operated facilities versus same Store 2020 (1) OVER 18.8M kWh Shed by 59 sites participating in demand response programs; $1.4 million awarded in demand response 34.2 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 emissions versus same store 2020 (1)  15 solar facilities 16% DECREASE With average reduction of ~2.5 million kWh and 1,772 MTCO2 reduction annually  179 total LED sites 5 NEW LED SITES Of rainwater harvested in 2021  10 rainwater harvesting projects OVER 5.6M GALLONS Environmental by the Numbers Note: As of year end 2021 (1) Americold’s same store term is defined as sites that we have owned and operated for two or more years, and are not undergoing major renovation or construction

Conclusion Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 23

Appendix

0% 20% 40% 60% 80% 100% 120 % Mar-02 Current Production Constraints in Context (1) USDA; Excludes data for Q4 2018 given limited disclosure 24 Cold storage commodity stock levels have consistently snapped back after any period of disruption USDA Cold Storage Warehouse Commodity Stock Levels – End of Quarter Stock as a % of Prior Year (1) Jun-02 Jun-04 Jun-06 Jun-08 Jun-10 Jun-12 Jun-14 Jun-16 Jun-18 Jun-20 Jun-22 COVID induced inflation and challenging labor market Mad Cow disease Energy prices and demand from emerging economies Swine flu Severe drought impacting agricultural products and animal feed, piglet disease and bird flu Period of COVID Impact Americold’s Fixed Commitment Contracts help mitigate the impact of food supply chain disruptions. Since 2014, we have increased our percentage of Revenue & Storage Revenue on Fixed Commitments from <5% to over 41% today.